Exhibit 99.1

NEWS RELEASE

Contacts:	Rob Capps, President & CEO
MIND Technology, Inc.
281-353-4475

FOR IMMEDIATE RELEASE	Ken Dennard / Zach Vaughan Dennard Lascar Investor Relations 713-529-6600
MIND@dennardlascar.com

MIND Technology Announces Terms of Reverse Stock Split and

Declaration of Preferred Stock Dividend

THE WOODLANDS, TX, September 28, 2023 – MIND Technology, Inc. (“MIND” or the “Company”) (Nasdaq: MIND) announced today that its Board of Directors (the “Board”) have authorized a reverse stock split for its common stock, $0.01 par value per share, at a ratio of 1-for-10 to be effective October 13, 2023. The Company’s stockholders previously authorized this action at the Company’s annual stockholders meeting on August 30, 2023. The common stock will continue to trade under the ticker symbol “MIND”.

The Company anticipates that this action will allow it to regain compliance with the NASDAQ Stock Markets’ minimum bid price requirement for the common stock.

Additionally, the Board has declared a quarterly cash dividend on its 9.00% Series A Cumulative Preferred Stock (“Series A Preferred Stock”) for the third quarter of its fiscal year ending January 31, 2024. In accordance with the terms of the Series A Preferred Stock, the Board has declared a Series A Preferred Stock cash dividend of $0.5625 per share for the quarterly period that began on August 1, 2023 and ends on October 31, 2023. The dividend on the Series A Preferred Stock is payable on October 31, 2023 to holders of record at the close of business on October 15, 2023. The Series A Preferred Stock is currently listed on the Nasdaq and trades under the ticker symbol “MINDP”.

About MIND Technology

MIND Technology, Inc. provides technology to the oceanographic, hydrographic, defense, seismic and security industries. Headquartered in The Woodlands, Texas, MIND has a global presence with key operating locations in the United States, Singapore, Malaysia, and the United Kingdom. Its Seamap unit designs, manufactures, and sells specialized, high performance, marine exploration and survey equipment.

Forward-looking Statements

Certain statements and information in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, our objectives for future operations, future orders and anticipated delivery of existing orders, and future payments of dividends are forward-looking statements.  The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature.  These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us.  While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate.  All comments concerning our expectations for future revenues and operating results are based on our forecasts of our existing operations and do not include the potential impact of any future acquisitions or dispositions.  Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. These risks and uncertainties include, without limitation, reductions in our customers’ capital budgets, our own capital budget, limitations on the availability of capital or higher costs of capital, volatility in commodity prices for oil and natural gas.

For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof.  We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, unless required by law, whether as a result of new information, future events or otherwise. All forward-looking statements included in this press release are expressly qualified in their entirety by the cautionary statements contained or referred to herein.

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